SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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American Capital Senior Floating, Ltd.
(Name of Registrant as Specified in its Charter)
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AMERICAN CAPITAL SENIOR FLOATING, LTD. NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2016

DATE AND TIME:	Friday, April 22, 2016, at 9:00 a.m., Eastern Time

PLACE:	The Company’s offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, Maryland 20814

ITEMS OF BUSINESS:	1)	To elect the Board of Directors, with each director serving a one-year term and until his or her successor is duly elected and qualifies;
	2)	To consider and vote upon an amendment to our management agreement;
	3)	To consider and vote upon the ratification of the appointment of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2016; and
	4)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

In addition, there will be a presentation on our business, and stockholders will have an opportunity to ask questions.

WHO CAN VOTE:
You are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting if you were a common stockholder of record at the close of business on March 1, 2016.

VOTING:
Your vote is important and we urge you to vote. You may vote in person at the Annual Meeting, or authorize a proxy to vote by telephone, through the internet or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). See Question 5 of “Questions and Answers About the 2016 Annual Meeting and Voting” in the accompanying proxy statement for additional information regarding voting.

MEETING ADMISSION:
If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department by following the instructions set forth in response to Question 14 of “Questions and Answers About the 2016 Annual Meeting and Voting” in the accompanying proxy statement.

DATE OF DISTRIBUTION:
This notice, the proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2015, are first being sent to our common stockholders on or about [ ], 2016.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax
Executive Vice President, Chief Compliance Officer and Secretary
[ ], 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2016
This proxy statement and our annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2015, are available free of charge on the internet at www.ACSF.com/2016proxymaterials.

PROXY STATEMENT
This proxy statement contains information about the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of American Capital Senior Floating, Ltd., a Maryland corporation (“ACSF,” the “Company,” “we” and “us”).

Other Matters	25

Appendix 1: Amended and Restated Management Agreement	A-1

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QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING AND VOTING

1. WHY DID I RECEIVE THESE PROXY MATERIALS?
Our Board of Directors is furnishing this proxy statement to you to solicit proxies on its behalf to be voted at the Annual Meeting on Friday, April 22, 2016, at 9:00 a.m., Eastern Time, at the Company’s offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, Maryland 20814. The proxies also may be voted at any postponement or adjournment of the meeting.
All properly executed written proxies, and all properly completed proxies submitted by telephone or by the internet, that are timely delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the completion of voting at the meeting.

2. WHAT IS A PROXY?
It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Samuel A. Flax and John R. Erickson have been designated as proxies by the Board of Directors for the Annual Meeting.

3. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?
The record date for the Annual Meeting is March 1, 2016 (the “record date”). The record date is established by the Board of Directors and only common stockholders of record at the close of business on the record date are entitled to:
a.    receive notice of the meeting; and
b.    vote at the meeting and any postponement or adjournment of the meeting.
Each common stockholder of record on the record date is entitled to one vote for each share of common stock held. On the record date, there were [ ] shares of common stock outstanding.

4. WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?
If your shares of common stock are registered in your name on the books and records of our transfer agent, you are a common stockholder of record.

If your shares of common stock are held for you through an intermediary in the name of your broker, bank or other nominee, your shares are held in street name. The answer to Question 10 below describes brokers’ discretionary voting authority and when your broker, bank or other nominee is permitted to vote your shares of common stock without instructions from you. For shares held through a benefit or compensation plan or a broker, bank or other nominee, you may vote by submitting voting instructions to your plan trustee, broker, bank or nominee. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.
It is important that you vote your shares of common stock if you are a stockholder of record and, if you hold shares in street name, that you provide appropriate voting instructions to your broker, bank or other nominee as discussed in the answer to Question 10 below.

5. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?
You may submit your proxy or vote your shares of our common stock by any of the following methods:
By Telephone or the Internet—Common stockholders can vote their shares via telephone or the internet as instructed in the proxy card or the voting instruction form. The telephone and internet procedures are designed to authenticate a stockholder’s identity, to allow common stockholders to vote their shares and to confirm that their instructions have been properly recorded.
By Mail—A common stockholder who receives a paper proxy card or voting instruction form or requests a paper proxy card or voting instruction form by telephone or internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For common stockholders of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For common stockholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by your broker, bank or other nominee for your shares to be voted.
In Person—Shares of common stock held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a “legal” proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares and bring that “legal” proxy to the meeting.

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QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING AND VOTING

6. WHAT ITEMS WILL BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING?

Proposal	Board Recommendations
1) Election of five directors, each to serve a one-year term and until his or her successor is duly elected and qualifies	FOR each of the nominees
2) Approval of an amendment to our management agreement	FOR
3) Ratification of the appointment of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2016	FOR
The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any postponement or adjournment thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

7. WHO COUNTS THE VOTES?
Our transfer agent will receive and tabulate the proxies and certify the results.

8. WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?
Stockholders should specify their voting choice for each matter on the accompanying proxy. If no specification is made, such shares will be voted “FOR” the election of the five director nominees, “FOR” the amendment to our management agreement and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent public accountant for the year ending December 31, 2016.

9. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares.
We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Investor Services. Computershare’s address is P.O. Box 30170 College Station, TX 77842-3170; you can reach Computershare at 1-800-733-5001 (from within the United States or Canada) or 781-575-3400 (from outside the United States or Canada).

10. WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?
Stockholders of Record—If you are a stockholder of record (see Question 4 above), your shares of common stock will not be voted if you do not provide your proxy unless you vote in person at the Annual Meeting. It is important that you vote your shares.
Street Name Holders—If your shares of common stock are held in street name (see Question 4 above) and you do not provide your signed and dated voting instruction form to your broker, bank or other nominee, your shares may be voted by your broker, bank or other nominee but only under certain circumstances. Specifically, under applicable rules, shares held in the name of your broker, bank or other nominee may be voted by your broker, bank or other nominee on certain “routine” matters if you do not provide voting instructions.
The only proposal to be voted on at the Annual Meeting that is considered a “routine” matter for which brokers, banks or other nominees may vote uninstructed shares is the ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountant. The other proposals (specifically, the election of director nominees and the amendment to our management agreement) are not considered “routine” under applicable rules, so the broker, bank or other nominee cannot vote your shares on these proposals unless you provide to the broker, bank or other nominee voting instructions for these matters. If you do not provide voting instructions on a non-routine matter, your shares of common stock will not be voted on the matter, which is referred to as a “broker non-vote.” It is, therefore, important that you vote your shares.

11. ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?
Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote at the Annual Meeting, except that abstentions and broker non-votes have the same effect as voting against Proposal 2, the amendment to our management agreement. See Question 10 above for more information about broker non-votes.

12. HOW CAN I REVOKE A PROXY?
The enclosed proxy is solicited on behalf of the Board of Directors and is revocable at any time prior to the voting of the proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with our Secretary, addressed to our principal executive offices at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. In the event that you attend the Annual Meeting, you may revoke your proxy and cast your vote personally at the meeting.

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QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING AND VOTING

13. WHO WILL PAY THE COST OF THIS PROXY SOLICITATION?
We will bear the cost of soliciting proxies on the accompanying form. In addition to the use of mail, our officers and American Capital ACSF Management, LLC (our “Manager”) may solicit proxies by telephone or facsimile. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock.

14. HOW DO I OBTAIN ADMISSION TO THE ANNUAL MEETING?
If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department either by email at IR@ACSF.com or by telephone at (301) 968-9310. Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership on the record date and picture identification. If you hold shares directly in your name as the stockholder of record, proof of ownership could include a copy of your account statement or a copy of your stock certificate(s). If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement.

15. HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
In order for us to conduct the Annual Meeting, common stockholders entitled to cast a majority of all the votes entitled to be cast as of the close of business on March 1, 2016 must be present in person or by proxy at the meeting. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by internet, telephone or mail. Abstentions and broker non-votes will be considered present for the purpose of determining whether a quorum is present.

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BOARD AND GOVERNANCE MATTERS

BOARD AND GOVERNANCE MATTERS
Our Board of Directors is currently comprised of three independent directors and two affiliated directors, Malon Wilkus and Stan Lundine. The following table sets forth the current members of our Board of Directors and their committee membership, if any:

Name	Director Since	Audit and Compliance(1)	Compensation and Corporate Governance(2)
Interested Directors
Malon Wilkus	2013
Stan Lundine	2014
Disinterested Directors
Phyllis R. Caldwell*	2014	✓	Chair
Gil Crawford*	2014	✓	✓
Larry K. Harvey*	2014	Chair	✓
________________________________

*
Director is “independent,” as defined in Rule 5605(a)(2) of The NASDAQ Global Select Market’s marketplace rules (the “NASDAQ rules”), and is not an “Interested Person” of ACSF, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)
Each member of the Audit and Compliance Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(c)(2) of the NASDAQ rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

(2)	Each member of the Compensation and Corporate Governance Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ rules.

Board Leadership Structure
Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in February 2013. We believe that combining the positions of Chair and Chief Executive Officer is the best corporate governance leadership structure for us at this time because it permits clear accountability, effective decision-making and alignment on corporate strategy.
Although we believe that it is more effective for us to combine the positions of Chair and Chief Executive Officer, we recognize the importance of strong independent leadership on the Board. We believe that our Board’s independent oversight continues to be substantial. Our Board of Directors has determined that all of the current directors, except Messrs. Wilkus and Lundine, are “independent” as defined in the NASDAQ rules. Similarly, only Messrs. Wilkus and Lundine are “Interested Persons” of ACSF under the 1940 Act.
It is our Board’s policy as a matter of good corporate governance to have a majority of our directors who are not “Interested Persons” meet regularly without persons who are members of management or employee directors present to facilitate the Board’s effective independent oversight of management. These directors periodically designate a director who is “independent,” as defined in the NASDAQ rules, to serve as the “lead independent director” and preside at these meetings. Presently, our disinterested directors meet during our Board’s quarterly in-person meetings and may hold additional meetings at the request of the lead independent director or another disinterested director. The designation of a lead independent director is generally for a one-year term or until his or her successor is elected, and a lead independent director may be re-appointed at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. Mr. Crawford is our current lead independent director.
Each of our Board’s Audit and Compliance Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties.

Corporate Governance
Our Board of Directors has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of our business. The governance practices are memorialized in corporate

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BOARD AND GOVERNANCE MATTERS

governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of management. These guidelines, in conjunction with our charter (our “Charter”), Amended and Restated Bylaws (our “Bylaws”) and committee charters of the Audit and Compliance Committee and the Compensation and Corporate Governance Committee, form the framework for our governance. All of these documents are available in the Investor Relations section of our web site at www.ACSF.com.

CORPORATE GOVERNANCE HIGHLIGHTS:

• Annual election of directors

• Directors elected by majority, not plurality, voting

• Resignation policy for directors who do not receive a majority vote

• Three of five directors are independent

• Lead director is independent

 • Regular meetings of independent directors without members of management or affiliated directors

• At least 80% attendance for Board meetings and 100% attendance for committee meetings in 2015

 • Comprehensive Code of Ethics and Conduct and Corporate Governance Guidelines

Committees of the Board of Directors
Our Board of Directors’ principal standing committees and their primary functions are described below.
Audit and Compliance Committee
This committee assists the Board of Directors in overseeing:

•	our accounting and financial reporting processes;

•	the integrity and audits of our financial statements;

•	the adequacy of our internal controls over financial reporting, including information technology security and controls relating to the preparation of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm; and

•	the performance of our independent registered public accounting firm and any internal auditors.
In addition, the Audit and Compliance Committee reviews and provides a recommendation to the Board of Directors with regard to its approval of the valuations of our investments presented by management. In such review, the committee discusses the proposed valuations with our independent auditors and other relevant consultants. The Audit and Compliance Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm and considering the range of audit and non-audit fees. The committee’s meetings include, whenever appropriate, executive sessions with each of our independent external auditors and our Manager’s internal auditors, without the presence of management.
Compensation and Corporate Governance Committee
This committee’s principal functions are to:

•	evaluate the performance of and compensation paid by us, if any, to our executive officers;

•	evaluate the performance of our Manager;

•
review the compensation and fees payable to our Manager under the management agreement with our Manager (which is described under “Board and Governance Matters—Certain Transactions with Related Persons”);

•	decide whether to recommend the renewal or termination of the management agreement with our Manager;

•	evaluate the compensation and fees payable to the members of the Board of Directors;

•	administer any equity incentive plans that we may adopt, to the extent it is delegated authority by the Board of Directors;

•	review and assist with the development of our executive succession plans; and

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BOARD AND GOVERNANCE MATTERS

•	produce a report on executive compensation required to be included in our proxy statement for our annual meetings.
The Compensation and Corporate Governance Committee also serves as the Board of Director’s standing nominating committee and as such performs the following functions:

•
identifying, recruiting and recommending to the Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors by our common stockholders at the annual meeting of stockholders;

•	developing and recommending to the Board of Directors corporate governance guidelines, including the committee’s selection criteria for director nominees;

•	reviewing and making recommendations on matters involving the general operation of the Board of Directors and our corporate governance;

•	recommending to the Board of Directors nominees for each committee of the Board of Directors; and

•	annually facilitating the assessment of the Board of Directors’ performance as a whole and of the individual directors and reports thereon to the Board of Directors.
Board and Committee Meetings
Under our Bylaws and Maryland law, the Board of Directors is permitted to take actions at regular or special meetings and by written consent. The Board of Directors generally holds regular quarterly meetings and meets on other occasions as necessary. The Board of Directors held five meetings during 2015. As noted above, the independent directors also met separately in executive sessions to discuss various matters, including our performance and the performance of our Manager.
Each of the Audit and Compliance Committee and the Compensation and Corporate Governance Committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary, in consultation with the chair of each committee, sets agendas for the meetings. Each committee reports regularly to the Board of Directors on its activities at the next regularly scheduled Board meeting following their committee meetings and when appropriate. During 2015, the Audit and Compliance Committee held five meetings and the Compensation and Corporate Governance Committee held five meetings, three of which were held to evaluate and review our Manager’s performance and to approve the compensation and terms of the management agreement with our Manager.
Each of our directors attended at least 80% of the meetings of the Board of Directors and 100% of the meetings of the committees on which he or she served in 2015. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. Four out of five of our directors attended the 2015 Annual Meeting either in person or by telephonic conference call.

Risk Oversight
One of the roles of our Board of Directors is being responsible for the general oversight of the Company, including the performance of our executive officers, our Manager and the Company’s risk management processes, to assure that the long-term interests of our stockholders are being served. In performing its risk oversight function, the Board, directly or through its standing committees or by working with our Chief Compliance Officer, regularly reviews our material strategic, operational, financial, compensation and compliance risks with senior management. The Company believes that the Board’s role in risk management oversight is effective and appropriate, particularly given the extensive regulation to which it is already subject as a BDC and a regulated investment company (“RIC”) under the Internal Revenue Code. For instance, the Board receives updates at each regular meeting on the Company’s performance and other recent developments, including, among other things, the risks and opportunities facing us, as well as our investment portfolio. The Board has also adopted, and regularly reviews our compliance with, various policies and procedures addressing other operational risks, such as business continuity, data privacy and cybersecurity. In addition, the Board routinely receives information regarding the technology and cyber-risks relevant to the Company’s business to ensure that adequate steps are being taken to prevent, and prepare for, cyber-incidents.

The Board of Directors also recognizes the importance of effective executive leadership to our success and is actively engaged in overseeing the operational risks related to succession planning. The Board of Directors routinely discusses staffing for critical roles, and potential replacements for key personnel are given exposure to the Board of Directors during meetings and other events. In addition, the Board of Directors is regularly updated on the Manager’s strategies for recruiting, developing and retaining outstanding personnel at the Manager and its affiliates and minimizing employee turnover, as applicable.

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BOARD AND GOVERNANCE MATTERS

The Board has delegated certain risk management oversight responsibility to its committees as follows:

•
Regulatory Compliance Risk:  The Board, both directly and through the Audit and Compliance Committee, receives regular reports from our Manager’s legal, accounting and internal audit representatives on regulatory matters, including the Company’s compliance with the business development company (“BDC”) qualification and leverage requirements under the 1940 Act and the RIC income and asset diversification requirements under the Internal Revenue Code, compliance with our Code of Ethics and Conduct (“Code of Ethics”) and our Manager’s compliance with the Investment Advisers Act of 1940.

•
Financial and Accounting Risk:  The Audit and Compliance Committee oversees the Company’s management of its financial, accounting, internal controls and liquidity risks through regular meetings with our Chief Financial Officer, senior representatives of our Manager’s accounting, tax, auditing and legal departments and representatives of the Company’s independent public accountant.

•	Litigation Risk: The Compensation and Corporate Governance Committee monitors the Company’s litigation, if any.

•
Compensation and Benefit Plan Risk:  The Compensation and Corporate Governance Committee considers the extent to which our director compensation and any benefit plan programs that we may adopt may create risk for the Company.

•	Governance Risk: The Compensation and Corporate Governance Committee also oversees risks related to Board organization, membership and structure and corporate governance.

The Board also performs its risk management oversight function by working with our Chief Compliance Officer to monitor risk and compliance in accordance with the 1940 Act and our policies and procedures. The Chief Compliance Officer reviews, at least annually, the adequacy and effectiveness of our compliance policies and procedures and those of certain of our service providers, including our Manager, and provides a written report to the Board. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board, addresses at a minimum (i) the operation of such policies and procedures since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board periodically on material compliance matters and meets separately in executive session with the disinterested directors at least once each year.

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BOARD AND GOVERNANCE MATTERS

Director Compensation
We were incorporated in Maryland on February 6, 2013 and commenced operations on October 15, 2013. We completed our initial public offering (“IPO”) on January 22, 2014. Mr. Wilkus was appointed to the Board of Directors on February 6, 2013, and Ms. Caldwell and Messrs. Crawford, Harvey and Lundine were appointed to the Board of Directors on January 13, 2014 in connection with our IPO.

We compensate our non-employee directors with cash retainers. Any member of our Board of Directors who is an employee of the Company, American Capital, Ltd. (“American Capital”) or any of its affiliates, including our Manager, does not receive compensation from us for his or her Board service. The Compensation and Corporate Governance Committee periodically reviews the form and amount of compensation paid to our non-employee directors against peer companies and group and general industry data and makes recommendations for adjustments, as appropriate, to the full Board of Directors. During 2015, each such non-employee director was paid a retainer for service on the Board of Directors at an annual rate of $60,000, payable quarterly in advance. In addition, the Chair of our Audit and Compliance Committee was paid a retainer at an annual rate of $15,000, the Chair of our Compensation and Corporate Governance Committee was paid an annual retainer of $10,000, and our lead independent director was paid an annual retainer of $10,000, each payable quarterly in advance. During 2015, directors were reimbursed for travel expenses incurred in connection with Board and committee meetings and Board-related functions.
The following table sets forth the compensation received by each non-employee director during 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Phyllis R. Caldwell	70,000	—	—	—	—	—	70,000
Gil Crawford	70,000	—	—	—	—	—	70,000
Larry K. Harvey	75,000	—	—	—	—	—	75,000
Stan Lundine	60,000	—	—	—	—	—	60,000
Director Nomination Process
Nominations for election to the Board of Directors may be made by the Compensation and Corporate Governance Committee of the Board of Directors, or by any common stockholder entitled to vote for the election of directors. Candidates recommended by common stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.
Board Membership Criteria
Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, competence in information technology, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on the Board of Directors, it is one of the factors the committee considers in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.
Director Resignation Policy
Our Bylaws require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted “for” or “against” the director’s election, unless a common stockholder abstains from voting with respect to the matter. Thus, a director nominee is required to receive more votes “for” than “against” to be elected. Pursuant to Maryland law, a director shall remain in office until his or her successor is duly elected and qualifies, even if the director has not received a vote sufficient for re-election. Thus, a company could have a “holdover” director. However, pursuant to our Board-approved director resignation policy, an incumbent director must tender his or her resignation to the Board of Directors if the director is nominated but not re-elected. The policy also requires the Compensation and Corporate Governance Committee to make a recommendation to the full Board of Directors on whether to accept or reject the resignation, and the full Board of Directors to make that determination. The Board of Directors will publicly disclose its decision within 90 days after receipt of the tendered resignation.

8 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

BOARD AND GOVERNANCE MATTERS

Any director who tenders his or her resignation pursuant to this policy may not participate in the Compensation and Corporate Governance Committee recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Compensation and Corporate Governance Committee does not receive a vote sufficient for re-election, then the disinterested directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors (other than the director who tendered the resignation under review) may participate in the action regarding whether to accept the resignation offers.
Certain Transactions with Related Persons
Related Person Transaction Policies
We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers and directors, and any other person controlling or under common control with us (including American Capital), subject to certain exceptions.
Our Board of Directors has also adopted a policy regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which we or any of our subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to our Secretary any related person transaction and all material facts about the transaction. Our Secretary would then assess and promptly communicate that information to the Compensation and Corporate Governance Committee of our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, this committee will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to this committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.
Our Code of Ethics, which was reviewed and approved by our Board of Directors and provided to all of our directors and officers, our Manager and the persons who provide services to us pursuant to the administrative services agreement, requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of ACSF. Pursuant to our Code of Ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or our Secretary. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to us. Our chief executive officer, chief financial officer, principal accounting officer, chief investment officer and certain other persons who may be designated by our Board of Directors or its Audit and Compliance Committee, whom we collectively refer to as our financial executives, must consult with our Secretary with respect to any proposed actions or arrangements that are not clearly consistent with our Code of Ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with our Code of Ethics, the financial executive must obtain a waiver of the relevant provisions of our Code of Ethics in advance from our Audit and Compliance Committee. We intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our financial executives) on our web site www.ACSF.com.
Related Person Transactions

We have entered into a management agreement with our Manager with a current renewal term expiring January 15, 2017. Unless terminated earlier, the management agreement will automatically renew following the expiration of its then current term for a one year period if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by the majority of our directors who are not “Interested Persons” as defined under the 1940 Act. The management agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Manager. The management agreement may also be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) holders of a majority of our outstanding voting securities, (ii) our Board of Directors or (iii) our Manager. As of the date of this proxy statement, no such termination notice has been given. See “Proposal 2—Approval of Amendment to Management Agreement—Summary of Current Management Agreement.”
We rely on our Manager to administer our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. Because neither we nor our Manager have any employees or separate facilities, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager,

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BOARD AND GOVERNANCE MATTERS

pursuant to which our Manager has access to their employees, infrastructure, business relationships, management expertise, information technologies and capital raising capabilities, legal and compliance functions and accounting, treasury and investor relations capabilities, which allow our Manager to fulfill all of its responsibilities under the management agreement. However, we are not a party to, or a third party beneficiary under the administrative services agreement. In addition, neither the administrative services agreement nor the management agreement requires our Manager, the parent company of our Manager or American Capital to dedicate specific personnel to our operations nor requires any specific personnel of the parent company of our Manager or American Capital to dedicate a specific amount of time to our business. All of our officers are also officers of our Manager, the parent company of our Manager and/or American Capital.
Our wholly-owned consolidated special purpose financing vehicle, ACSF Funding I, LLC, has entered into an investment advisory agreement with our Manager to manage its assets. No additional compensation is payable to our Manager under such agreement.
We have not entered into any other transactions in which any other director or officer or stockholder of ours or our Manager has any material interest.

Compensation and Corporate Governance Committee Interlocks and Insider Participation
No member of the Compensation and Corporate Governance Committee during fiscal year 2015 served as an officer, former officer or employee of ours or had a relationship disclosable under “Board and Governance Matters—Certain Transactions with Related Persons.” Further, during 2015, none of our executive officers served as:

•
a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation and Corporate Governance Committee; or

•	a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation and Corporate Governance Committee.

10 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS
Pursuant to our Charter and Bylaws, common stockholders elect each of the members of the Board of Directors annually. The term of each director will expire at the Annual Meeting. Each director has been nominated by the Compensation and Corporate Governance Committee of the Board of Directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to serve as a director until our annual meeting to be held in 2017 and until his or her successor is duly elected and qualifies. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A common stockholder using the enclosed form of proxy can vote for or against any or all of the nominees or may abstain from voting for any or all of the nominees.
We believe that all of our directors, each of whom is a nominee for re-election, possess the personal and professional qualifications necessary to serve as a member of our Board of Directors. Our directors have been evaluated by the Compensation and Corporate Governance Committee pursuant to the guidelines described above under “Board and Governance Matters—Board Membership Criteria” and the determination was made that each of them fulfills and exceeds the qualities that we look for in members of our Board of Directors. Messrs. Wilkus and Lundine are affiliates of our Manager. Other than Messrs. Wilkus and Lundine, each of the nominees is independent as defined in the NASDAQ rules and is not an “Interested Person,” as defined in the 1940 Act.
The information set forth below is as of March 1, 2016, with respect to each of our directors, each a nominee for election at the Annual Meeting. The business address of each nominee is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. We have highlighted specific attributes for each Board member below.

Director Nominee Biographies and Qualifications

Interested Directors

MALON WILKUS, 64
Director Since: 2013 Board Committees: • None

Professional Experience:
Mr. Wilkus has served as our Chair and Chief Executive Officer and as the Chief Executive Officer of our Manager since our incorporation in February 2013. Mr. Wilkus has also served as the Chief Executive Officer of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd., ACAS CLO 2015-1, Ltd. and ACAS CLO 2015-2, Ltd., which also invest in first lien and second lien floating rate loans principally to large-market U.S.-based companies (“Senior Floating Rate Loans”), since July 2013. In addition, Mr. Wilkus is Chief Executive Officer of ACSF Funding I, LLC, which invests in Senior Floating Rate Loans, and of American Capital Leveraged Finance Management, LLC, the ultimate general partner of American Capital CLO Fund I, LP, which invests in CLO equity. Mr. Wilkus founded American Capital, Ltd. (NASDAQ:ACAS), the indirect owner of our Manager, in 1986 and has served as its Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He also served as President of American Capital from 2001 to 2008 and from 1986 to 1999. Mr. Wilkus has been the Chairman of European Capital Limited, a European private equity and mezzanine fund, since its formation in 2005. In addition, Mr. Wilkus is the Chief Executive Officer and President of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital and the owner of the parent company of our Manager. He has also served on the board of directors of over a dozen middle-market companies in various industries. Mr. Wilkus is also the Chair and Chief Executive Officer of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Director Qualifications:
Mr. Wilkus’ extensive board and senior executive experience investing in and managing private and public investment vehicles, and his financial expertise and deep knowledge of our business as our Chief Executive Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

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PROPOSAL 1: ELECTION OF DIRECTORS

STAN LUNDINE, 77

Professional Experience:
Mr. Lundine is a former U.S. Congressman and retired attorney and hospital executive. From 1995 to 2008, he served as Of Counsel to the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network, a consortium of four hospitals. He was also President of the Chautauqua Integrated Delivery System, Inc., a for-profit physician/hospital organization. From 1987 to 1994, Mr. Lundine served as Lieutenant Governor of New York and chairman of several boards and councils. From 1976 until 1987, Mr. Lundine was a Member of Congress serving on the Banking Committee and the Committee on Science and Technology. From 1970 until his election to Congress, Mr. Lundine was Mayor of Jamestown, NY and an executive or board member of various governmental entities and institutions. Mr. Lundine currently serves on the board of directors of American Capital, Ltd. (NASDAQ: ACAS) and has served on the boards of numerous other private and non-profit companies.

Director Qualifications:
Mr. Lundine’s extensive legal, board and government service and his experience with corporate governance and executive compensation matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Director Since: 2014 Board Committees: • None

Disinterested Directors

PHYLLIS R. CALDWELL, 56

Professional Experience:
Ms. Caldwell is founder and managing member of Wroxton Civic Ventures LLC, which provides advisory services on various financial, housing and economic development matters and she is a former commercial bank executive. Ms. Caldwell was also a senior official at the U.S. Department of the Treasury, responsible for oversight of the U.S. housing market stabilization, economic recovery and foreclosure prevention initiatives established through the Troubled Asset Relief Program, from 2009 to 2011. From 2007 to 2009, Ms. Caldwell was the President of the Washington Area Women’s Foundation. Ms. Caldwell retired from Bank of America in 2007, after working for twenty years in various leadership positions in real estate and affordable housing finance. During her tenure at Bank of America, Ms. Caldwell also managed the bank’s investments in community banks, loan funds and small business venture funds. Ms. Caldwell also serves on the board of directors of Ocwen Financial Corporation (NYSE: OCN) and City First Bank of DC and has served on the boards of numerous non-profit organizations engaged in housing and community development finance.

Director Qualifications:
Ms. Caldwell’s extensive experience in banking and finance strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Director Since: 2014 Board Committees: • Audit and Compliance • Compensation and Corporate Governance (Chair)

12 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

GIL CRAWFORD, 58
Director Since: 2014 Board Committees: • Audit and Compliance • Compensation and Corporate Governance

 Professional Experience:
Mr. Crawford has spent his career working with finance institutions across the globe on various capital markets transactions. Since co-founding MicroVest Capital Management, LLC in 2003, Mr. Crawford has served as its Chief Executive Officer, responsible for leading MicroVest’s investment operations and strategy. From 2000 to 2002, Mr. Crawford was a Senior Investment Officer in the Latin American Financial Markets Division of the International Finance Corporation. From 1991 to 2000, Mr. Crawford was the founder and Executive Director of Seed Capital Development Fund, Ltd., a U.S. based firm involved in capitalizing start-up institutions primarily in Latin America, Asia and Africa. Mr. Crawford has also served on the boards of several emerging market financial institutions, including Ecuador, Tunisia, Mongolia and Peru.

Director Qualifications:
Mr. Crawford’s extensive finance and capital markets experience strengthen our Board’s collective qualifications, skills, experience and viewpoints.

LARRY K. HARVEY, 51
Director Since: 2014 Board Committees: • Audit and Compliance (Chair) • Compensation and Corporate Governance

 Professional Experience:
Mr. Harvey has served as Chief Financial Officer of Playa Hotels & Resorts B.V. since April 2015. From 2007 to 2013, he served as Executive Vice President and Chief Financial Officer of Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”) and served as its Treasurer from 2007 to 2010. From 2006 to 2007, Mr. Harvey served as Senior Vice President, Chief Accounting Officer of Host and from 2003 to 2006, he served as Host’s Senior Vice President and Corporate Controller. Prior to rejoining Host in 2003, he served as Chief Financial Officer of Barceló Crestline Corporation, formerly Crestline Capital Corporation. Prior to that, Mr. Harvey was Host’s Vice President of Corporate Accounting, before the spin-off of Crestline in 1998. Mr. Harvey also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE). Our Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

Director Qualifications:
Mr. Harvey’s public company accounting, finance and risk management expertise, including his extensive experience as a senior executive responsible for the preparation of financial statements, strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Conclusion and Recommendation; Vote Required
The election of directors nominated in Proposal 1 requires the affirmative vote of a majority of all of the votes cast by holders of our common stock at the Annual Meeting. The affirmative vote of a “majority” of the votes cast means that the number of votes cast “for” a director nominee must exceed the votes cast “against” that nominee. In the context of the election of five directors at the Annual Meeting, it will mean that each of the five candidates will be required to receive more votes “for” than “against” to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

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PROPOSAL 2: APPROVAL OF AMENDMENT TO MANAGEMENT AGREEMENT

PROPOSAL 2: APPROVAL OF AMENDMENT TO MANAGEMENT AGREEMENT

At a meeting held on October 23, 2015, our Board of Directors approved the renewal of our management agreement with our Manager, American Capital ACSF Management, LLC, for a successive annual term through January 15, 2017 and, subject to stockholder approval, approved an amendment and restatement of our management agreement (the “amended management agreement”). The proposed amended management agreement would (i) extend the term of our 0.75% expense cap for another five years through December 31, 2020, (ii) subject to the expense cap, permit our Manager to be reimbursed for certain compensation expenses related to legal, compliance and internal audit personnel of our Manager and its affiliates who provide services to us and (iii) make certain immaterial changes. The complete text of the proposed amended management agreement is attached as Appendix 1 to this proxy statement and is incorporated herein by reference.

Information About Our Manager

Our Manager is responsible for administering our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. Our Manager is an indirect subsidiary of a wholly-owned portfolio company of American Capital. American Capital’s address is 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814. All of our officers and the members of our Manager’s senior investment team and other support personnel are employees of American Capital or the parent company of our Manager. Because neither we nor our Manager have any employees, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager will have access to their employees, including senior management and operations, finance, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise, to enable our Manager to fulfill all of its responsibilities under the management agreement. We do not pay any of these individuals any compensation.

The executive officers of our Manager are Messrs. Wilkus, Pelletier, Erickson, Flax, Cerullo and Dratch. The Board of Managers of our Manager consists of Messrs. Wilkus, Erickson and Flax. See “Executive Officers—Executive Officer Biographies.” The address for Messrs. Wilkus, Erickson and Flax is c/o American Capital ACSF Management, LLC, 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and the address for Messrs. Pelletier, Cerullo and Dratch is c/o American Capital ACSF Management, LLC, 505 Fifth Avenue, 26th Floor, New York, NY 10017. The business address of our Manager is 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814.

Summary of Current Management Agreement

Our management agreement with our Manager, dated January 15, 2014, has a current renewal term expiring January 15, 2017. In connection with our IPO, the management agreement was approved on January 14, 2014 by American Capital Asset Management, LLC, who was our sole stockholder prior to completion of our IPO. Unless terminated earlier, the management agreement will automatically renew following the expiration of its then current term for a one year period if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by the majority of our directors who are not “Interested Persons” as defined under the 1940 Act. The management agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Manager. The management agreement may also be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) holders of a majority of our outstanding voting securities, (ii) our Board of Directors or (iii) our Manager.
Management Services
The management agreement requires our Manager to oversee our business affairs in conformity with the Investment Committee’s operating policies and guidelines. Our Manager at all times is subject to the supervision and direction of our Board of Directors, the terms and conditions of the management agreement and such further limitations or parameters as may be imposed from time to time by our Board of Directors. Our Manager is generally responsible for (i) the selection, purchase, sale and monitoring of our investment portfolio, (ii) our financing and hedging activities and (iii) providing us with investment advisory services. Our Manager is responsible for our day-to-day operations and performs such services and activities relating to our assets and operations, as appropriate.
Our Manager receives a management fee from us that is payable quarterly in arrears. The management fee is calculated at an annual rate of 0.80% of our total consolidated assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. We do not pay any incentive compensation to our Manager. The management fee is prorated for any partial period. For each of the years ended December 31, 2015 and 2014, we paid our Manager management fees of $2.2 million.

14 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

PROPOSAL 2: APPROVAL OF AMENDMENT TO MANAGEMENT AGREEMENT

ACSF Funding I, LLC, our wholly-owned consolidated special purpose financing vehicle, has entered into an investment advisory agreement with our Manager to manage its assets. No additional compensation is payable to our Manager under such agreement.
Payment of Our Expenses
As noted above, we do not have any employees and do not pay our officers any compensation. We currently pay, or reimburse our Manager and its affiliates, for expenses related to our operations incurred on our behalf, but excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or the parent company of our Manager who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement.
Pursuant to the management agreement, our Manager has agreed to be responsible for certain of our operating expenses in excess of 0.75% of our consolidated net assets, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter for the first 24 months following the date of our IPO (the “Expense Cap”). Operating expenses subject to this reimbursement include both (i) our operating expenses reimbursed to our Manager and its affiliates for the expenses related to our operations incurred on our behalf and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes and accrued costs and fees related to actual, pending or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter. As a result of this Expense Cap, a significant portion of any reimbursements to our Manager and its affiliates could be reduced or eliminated, and in certain instances, our Manager could be required to reimburse us so that our expenses to third parties do not exceed the Expense Cap. The Expense Cap was initially set to expire on January 31, 2016, but our Manager agreed in October 2015 to extend the term of the Expense Cap through the date of the Annual Meeting. Following the current expiration date of the Expense Cap in April 2016, we will be required to reimburse our Manager or its affiliates for all such expenses related to our operations. For the years ended December 31, 2015 and 2014, our Manager or its affiliates incurred $1.8 million and $2.0 million, respectively, of expenses on our behalf, of which $0.9 million and $1.0 million, respectively, were not reimbursed by us as a result of the Expense Cap.

Subject to the Expense Cap where applicable, the costs and expenses required to be paid by us include, but are not limited to:

•	certain costs incurred in connection with capital raising activities;

•	transaction costs incident to the acquisition, disposition, financing, hedging and ownership of our investments;

•	diligence costs incurred for prospective investments;

•	expenses incurred in contracting with third parties;

•	external legal, auditing, accounting, consulting, investor relations, portfolio valuation, brokerage and administrative fees and expenses;

•
the compensation and expenses of our independent directors and the cost of liability insurance to indemnify our directors and officers and the officers and employees of our Manager and its affiliates who provide services to us;

•
the costs associated with our establishment and maintenance of any indebtedness (including interest expense, commitment fees, accounting fees, legal fees, closing costs, rating agency fees and similar expenses);

•	expenses relating to the payment of dividends;

•	costs incurred by our Board of Directors and personnel of our Manager or its affiliates for travel on our behalf;

•	expenses relating to communications to holders of our securities and in complying with the continuous reporting and other requirements of the SEC and other governmental bodies;

•	tax and license fees applicable to us and our subsidiaries, including external fees for tax and regulatory compliance;

•	insurance costs incurred by us and our subsidiaries;

•	transfer agent, custodial, trustee, third-party loan administration and exchange listing fees;

•	the costs of printing and mailing proxies and reports to our stockholders;

•	the costs of establishing and maintaining our website;

•	all costs of organizing, modifying or dissolving our company or any subsidiary and costs in preparation of entering into or exiting any business activity;

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    15

PROPOSAL 2: APPROVAL OF AMENDMENT TO MANAGEMENT AGREEMENT

•	our pro rata portion of costs associated with any computer software, hardware or information technology services that are used by us or our Manager on our behalf;

•	our pro rata portion of the costs and expenses incurred with respect to market information systems and publications, research publications and materials used by us or our Manager on our behalf;

•	settlement, clearing, trustee, prime brokerage and custodial fees and expenses relating to us;

•
the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency (as such costs relate to us), all taxes and license fees and all insurance costs incurred on behalf of us;

•	the costs of administering our equity incentive plans, if any; and

•
our pro rata portion of rent (including disaster recovery facility costs and expenses), telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.

Indemnification
The management agreement provides that our Manager and its affiliates and their respective directors, officers, employees, members, managers, partners and stockholders are entitled to broad indemnification from us from and against any claims or liabilities (including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the management agreement) to the fullest extent such indemnification is then permitted under our Charter and Bylaws, the 1940 Act, the Investment Advisers Act of 1940, the laws of the State of Maryland and any other applicable law.

Summary of the Proposed Amended Management Agreement; Reasons

The proposed amended management agreement would (i) extend the term of our Expense Cap for another five years through December 31, 2020, (ii) subject to the Expense Cap, permit our Manager to be reimbursed for certain compensation expenses related to legal, compliance and internal audit personnel of our Manager and its affiliates who provide services to us and (iii) make certain immaterial changes. The other material terms of the management agreement would remain unchanged.

Our Board of Directors believes that the proposed amended management agreement is in the best interest of our Company because it allows us to lower our operating expense ratio to remain competitive with our peers notwithstanding the significant fixed costs associated with operating a publicly traded fund. For instance, without the Expense Cap, we would have been required to reimburse our Manager or its affiliates for an additional $0.9 million and $1.0 million of operating expenses for the years ended December 31, 2015 and 2014, respectively. Such additional expenses would have negatively impacted our stockholder returns, particularly given our small size relative to our peers.

In addition, our Board of Directors believes that the proposed amended management agreement would eliminate the potential disincentive that our Manager has to utilize certain in-house resources to provide us with greater service and efficiency. Under our current management agreement, we pay, or reimburse our Manager and its affiliates, for expenses related to our operations incurred on our behalf, but excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or the parent company of our Manager who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement. However, our peer companies and most other BDCs pay for certain compensation-related expenses of their managers. The proposed amendment would allow us to reimburse our Manager for certain compensation expenses related to legal, compliance and internal audit personnel of our Manager and its affiliates who provide services to us, in amounts not to exceed reasonable third-party costs of providing such services. Without such reimbursement, our Manager could be incentivized to outsource such functions and would be entitled to reimbursement for such costs under the management agreement. We believe that our Manager’s in-house resources ultimately provide greater service and efficiency through dedicated, highly-skilled employees who possess a deeper knowledge base regarding our business than third party service providers, and that such services can be provided in-house at a discount to third party service providers, particularly due to certain economies of scale shared by our Manager and its affiliates. We further note that the aggregate amount of such expenses and certain other operating expenses would be subject to the Expense Cap.

Board Consideration of Amended Management Agreement

At a meeting held on October 23, 2015, our Board of Directors approved the amended management agreement, subject to stockholder approval. In reaching its decision, our Board of Directors reviewed a significant amount of information and considered: (i) the nature, quality and extent of the additional legal, compliance and internal audit services proposed to be

16 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

PROPOSAL 2: APPROVAL OF AMENDMENT TO MANAGEMENT AGREEMENT

provided to us by our Manager, including the benefits of utilizing our Manager’s in-house resources whose skilled employees can provide more efficient services due to their familiarity with our business; (ii) our and our Manager’s investment performance; (iii) comparative data with respect to management fees and similar expenses paid, or reimbursed, by other BDCs with similar investment objectives, including that our management fee is lower than our peers and that our peer companies and most other BDCs pay for certain compensation-related expenses of their managers; (iv) our incremental projected operating expenses and expense ratio as a result of the reimbursement of such costs, compared to BDCs with similar investment objectives, including the benefits of the Expense Cap on our operating expenses (exclusive of the management fee) such as the fact that the Expense Cap will cover the costs of the proposed additional services for almost another five years; (v) the extent to which economies of scale would be realized if we are able to grow in size; (vi) information about the additional services to be performed and the personnel performing such services under the management agreement; (vii) the organizational capability, financial condition and profitability of our Manager and comparable managers, as well as our Manager’s cost methodology and any indirect benefits that it is expected to receive; and (viii) various other matters.

Based on the information reviewed and the discussions detailed above, our Board of Directors, including a majority of the directors who are not “Interested Persons” as defined in the 1940 Act, concluded that the terms of the proposed amended management agreement, including the reimbursement of certain compensation expenses related to legal, compliance and internal audit personnel of our Manager and its affiliates who provide services to us, were fair and equitable in relation to the services to be provided and approved the proposed amendment to our management agreement.
Conclusion and Recommendation; Vote Required
The approval of our amended management agreement requires the affirmative vote of (i) 67% or more of the outstanding shares of our common stock present at the Annual Meeting or represented by proxy if the holders of more than 50% of the shares of our common stock are present or represented by proxy or (ii) more than 50% of our outstanding shares of common stock, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AMENDMENT OF THE MANAGEMENT AGREEMENT.

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    17

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT
Ernst & Young LLP has served as our independent public accountant since our IPO and, at a meeting on [ ], 2016, the Audit and Compliance Committee approved the appointment of Ernst & Young LLP to audit our financial statements for 2016. This appointment is subject to ratification or rejection by our common stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.
Independent Public Accountant’s Fees
Ernst & Young LLP performed various audit and other services for us during 2015 and 2014. Fees for professional services provided by Ernst & Young LLP in 2015 and 2014 in each of the following categories were:

	2015	2014
Audit Fees	$177,500	$160,000
Audit-Related Fees	—	—
Tax Fees	$15,000	—
All Other Fees	—	—
Total Fees	$192,500	$160,000
“Audit Fees” relate to fees and expenses billed by Ernst & Young LLP for the annual audit, including the audit of our financial statements, review of our quarterly financial statements and for comfort letters and consents related to stock issuances.

“Tax Fees” relate to fees billed for professional services for tax compliance.
Pre-Approval Policy
All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were pre-approved by the Audit and Compliance Committee for 2015 in accordance with its pre-approval policy. The Audit and Compliance Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent public accountant. The policy requires the Audit and Compliance Committee to approve each audit or non-audit engagement or accounting project involving the independent public accountant, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm’s independence. The committee may delegate its pre-approval authority to one or more of its members, and such member(s) are required to report any pre-approval decisions to the Audit and Compliance Committee at its next meeting. The Audit and Compliance Committee has delegated authority to its Chair to pre-approve the engagement and related fees of the independent public accountant for any additional audit or permissible non-audit services. In addition, pursuant to the policy, pre-approval is not required for additional non-audit services if such services result in a de minimus amount of less than 5% of the total annual fees paid by us to the independent public accountant during the fiscal year in which the non-audit services are provided, were not recognized by us at the time of engagement to be non-audit services and are reported to the Audit and Compliance Committee promptly thereafter and approved prior to the completion of the annual audit.
Conclusion and Recommendation; Vote Required
The affirmative vote of a majority of all of the votes cast by holders of our common stock at the Annual Meeting is required to ratify the appointment of our independent public accountant. Abstentions will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANT FOR 2016.

18 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE
The Board of Directors has appointed an Audit and Compliance Committee presently composed of three directors, Ms. Caldwell and Messrs. Crawford and Harvey. Each of the directors is independent as defined in the NASDAQ rules. The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).
The Audit and Compliance Committee’s responsibility is one of oversight as set forth in its charter, which is available in the Investor Relations section of our web site at www.ACSF.com. It is not the duty of the Audit and Compliance Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations, changes in net assets and cash flows in conformity with U.S. generally accepted accounting principles.
The Audit and Compliance Committee has reviewed and discussed our audited consolidated financial statements with management and with Ernst & Young LLP, our independent auditors for 2015.
The Audit and Compliance Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16 (which superseded Auditing Standard No. 61, as amended), as adopted by the Public Company Accounting Oversight Board.
The Audit and Compliance Committee has received from Ernst & Young LLP the written statements required by Public Company Accounting Oversight Board Rule No. 3526, “Communications with Audit Committees Concerning Independence,” and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor’s independence.
Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2015 be included in our Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission.
The Audit and Compliance Committee has approved the appointment of Ernst & Young LLP to serve as our independent public accountants for the year ending December 31, 2016 and has directed that the appointment of Ernst & Young LLP be submitted to our stockholders for ratification.
By the Audit and Compliance Committee:
Larry K. Harvey, Chair
Phyllis R. Caldwell
Gil Crawford

Use of Report of the Audit and Compliance Committee
In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit and Compliance Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act or the Exchange Act.

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EXECUTIVE OFFICERS

EXECUTIVE OFFICERS
Executive Officer Biographies
The Board of Directors generally elects officers annually following our annual meeting of stockholders to serve until the meeting of the Board following the next annual meeting. Set forth below is certain information about each executive officer as of March 1, 2016. The business address for Messrs. Wilkus, Erickson and Flax is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and the address for Messrs. Pelletier, Cerullo and Dratch is c/o American Capital Senior Floating, Ltd., 505 Fifth Avenue, 26th Floor, New York, NY 10017.

MALON WILKUS, 64 Chair and Chief Executive Officer

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in February 2013 and as Chief Executive Officer of our Manager since February 2013. Further information about Mr. Wilkus may be found under “Proposal 1: Election of Directors—Director Nominee Biographies and Qualifications” in this proxy statement.

MARK PELLETIER, 51 President and Chief Investment Officer

Mr. Pelletier has served as our President and Chief Investment Officer and President of our Manager since July 2013, and he previously served as a Senior Vice President of our Manager from February 2013 until July 2013. Mr. Pelletier has primary oversight for all of our investments and has over 25 years of investment experience. Mr. Pelletier is also the President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd., ACAS CLO 2015-1, Ltd. and ACAS CLO 2015-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Pelletier is President of ACSF Funding I, LLC, which invests in Senior Floating Rate Loans, and of American Capital Leveraged Finance Management, LLC, the ultimate general partner of American Capital CLO Fund I, LP, which invests in CLO equity. Mr. Pelletier served as a Senior Vice President and Managing Director of American Capital from 2005 through 2013. Prior to joining American Capital, Mr. Pelletier served as a senior portfolio manager and analyst for Flagship Capital Management, Inc. where he covered the commercial, industrial and technology sectors. Flagship Capital was part of the asset management arm of Bank of America, and focused on managing approximately $3 billion in Senior Floating Rate Loans across seven CLO portfolios. Mr. Pelletier was a founding member of Flagship Capital, which commenced operations during 2000.

JOHN R. ERICKSON, 56 Executive Vice President, Chief Financial Officer and Assistant Secretary

Mr. Erickson has served as our Executive Vice President, Chief Financial Officer and Assistant Secretary and as Executive Vice President and Treasurer of our Manager since February 2013. Mr. Erickson is also the Executive Vice President and Treasurer of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd., ACAS CLO 2015-1, Ltd. and ACAS CLO 2015-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Erickson is Executive Vice President and Treasurer of ACSF Funding I, LLC, which invests in Senior Floating Rate Loans, and of American Capital Leveraged Finance Management, LLC, the ultimate general partner of American Capital CLO Fund I, LP, which invests in CLO equity. Mr. Erickson is Executive Vice President and Treasurer of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Erickson has also served as President, Structured Finance of American Capital since 2008 and as its Chief Financial Officer since 1998. Mr. Erickson is also a member of the board of directors, Executive Vice President and Chief Financial Officer of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

20 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

EXECUTIVE OFFICERS

SAMUEL A. FLAX, 59 Executive Vice President, Chief Compliance Officer and Secretary

Mr. Flax has served as our Executive Vice President and Secretary since February 2013 and as our Chief Compliance Officer since July 2013. He has also served as Executive Vice President, Chief Compliance Officer and Secretary of our Manager since February 2013. Mr. Flax is the Executive Vice President, Chief Compliance Officer and Secretary of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd., ACAS CLO 2015-1, Ltd. and ACAS CLO 2015-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Flax is Executive Vice President and Secretary of ACSF Funding I, LLC, which invests in Senior Floating Rate Loans, and of American Capital Leveraged Finance Management, LLC, the ultimate general partner of American Capital CLO Fund I, LP, which invests in CLO equity. Mr. Flax is Executive Vice President and Secretary of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Flax has also served as the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of American Capital since January 2005. Mr. Flax was a partner in the corporate and securities practice group of the Washington, D.C. law firm of Arnold & Porter LLP from 1990 to January 2005. At Arnold & Porter LLP, he represented American Capital in raising debt and equity capital, advised American Capital on corporate, securities and other legal matters and represented American Capital in many of its investment transactions. Mr. Flax is also a member of the board of directors, Executive Vice President and Secretary of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

MICHAEL CERULLO, 49 Senior Vice President, Portfolio Manager and Head of Research

Mr. Cerullo has served as our Senior Vice President, Portfolio Manager and Head of Research and Senior Vice President of our Manager since July 2013. Mr. Cerullo has over 25 years of investment experience. Mr. Cerullo is also a Senior Vice President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd., ACAS CLO 2015-1, Ltd. and ACAS CLO 2015-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Cerullo is Senior Vice President of ACSF Funding I, LLC, which invests in Senior Floating Rate Loans, and of American Capital Leveraged Finance Management, LLC, the ultimate general partner of American Capital CLO Fund I, LP, which invests in CLO equity. Mr. Cerullo joined American Capital in December 2005 as a Vice President in the Leveraged Finance Group, became Vice President and Principal in July 2007 and served as Senior Vice President and Managing Director during 2013. Prior to joining American Capital, he was Senior Vice President and Credit Products Officer in Bank of America’s Commercial Bank, serving midsized commercial and industrial companies based in New Jersey. His prior experience also includes over nine years lending to companies in the media and entertainment industries, three years lending to middle market companies located in the upstate New York market, and two years in commercial loan workouts, all with predecessor institutions of Bank of America.

DANA DRATCH, 44 Senior Vice President, Portfolio Manager and Head of Trading

Mr. Dratch has served as our Senior Vice President, Portfolio Manager and Head of Trading since January 2014 and previously served as a Vice President from November 2013 until January 2014. Mr. Dratch has served as a Senior Vice President of our Manager since January 2014 and previously served as a Vice President of our Manager from July 2013 until January 2014. Mr. Dratch has 19 years of investment experience. Mr. Dratch is also a Senior Vice President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd., ACAS CLO 2013-2, Ltd., ACAS CLO 2014-1, Ltd., ACAS CLO 2014-2, Ltd., ACAS CLO 2015-1, Ltd. and ACAS CLO 2015-2, Ltd., which also invest in Senior Floating Rate Loans. In addition, Mr. Dratch is Senior Vice President of ACSF Funding I, LLC, which invests in Senior Floating Rate Loans, and of American Capital Leveraged Finance Management, LLC, the ultimate general partner of American Capital CLO Fund I, LP, which invests in CLO equity. Mr. Dratch joined American Capital in November 2005 as a Vice President in the Leveraged Finance Group and served as Vice President and Principal during 2013. Prior to joining American Capital, Mr. Dratch was employed at Merrill Lynch Capital (which was subsequently acquired by General Electric) underwriting leveraged transactions that were primarily sourced through the firm’s brokerage force. Prior to joining Merrill Lynch, he was employed at RBC Capital Markets’ Corporate Credit group covering a portfolio of

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EXECUTIVE OFFICERS

large-cap borrowers. Prior to joining RBC, Mr. Dratch underwrote and monitored leveraged transactions in the Media and Healthcare divisions of FleetBoston Financial (which was subsequently acquired by Bank of America).
Executive Compensation
We did not pay any compensation to our executive officers, nor did we make any grants of plan-based awards of any kind to them, during 2015, and we have no plans to do so for 2016. None of our executive officers received any options or stock directly from us prior to December 31, 2015, and we have no plans to do so for 2016. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any persons and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of us.
Compensation Discussion and Analysis
We have not paid, and we do not intend to pay, any cash or equity compensation to any of our executive officers and we do not currently intend to adopt any policies with respect thereto. We have engaged American Capital ACSF Management, LLC as our Manager pursuant to the terms of a management agreement, dated January 15, 2014. See “Board and Governance Matters—Certain Transactions with Related Persons” for a description of the terms of the management agreement, including the management fees payable to our Manager thereunder and our reimbursement obligations to our Manager. Under our management agreement, our Manager has agreed to provide us with a management team, including a chief executive officer, chief financial officer and chief investment officer or similar positions.

Report of the Compensation and Corporate Governance Committee
Our Compensation and Corporate Governance Committee reviewed and discussed with our management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussions, our Compensation and Corporate Governance Committee recommends to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
By the Compensation and Corporate Governance Committee:
Phyllis R. Caldwell, Chair
Gil Crawford
Larry K. Harvey

22 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

OWNERSHIP OF COMPANY EQUITY SECURITIES

OWNERSHIP OF COMPANY EQUITY SECURITIES
Security Ownership of Management and Certain Beneficial Owners
On March 1, 2016, there were [ ] shares of our common stock outstanding. The following table sets forth, as of March 1, 2016 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owners set forth in the table below have sole voting and investment power.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned	Dollar Range of Equity Securities Beneficially Owned by Directors(2)
Beneficial owners of more than 5%:
N/A
Executive officers and directors:
Malon Wilkus
Mark Pelletier			N/A
John R. Erickson			N/A
Samuel A. Flax			N/A
Michael Cerullo			N/A
Dana Dratch			N/A
Phyllis R. Caldwell
Gil Crawford
Larry K. Harvey
Stan Lundine
All executive officers and directors as a group (10 persons)			N/A

________________________________

*	Less than one percent.

(1)
The address of each of the executive officers and directors listed above is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, except for Messrs. Pelletier, Cerullo and Dratch whose address is c/o American Capital Senior Floating, Ltd., 505 Fifth Avenue, 26th Floor, New York, NY 10017.

(2)
The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of March 1, 2016, times the number of shares beneficially owned, in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, The NASDAQ Global Select Market and to us. Based on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year 2015 all Section 16(a) filing requirements applicable to our executive officers, directors and beneficial owners of 10% or more of our common stock were timely satisfied.

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QUESTIONS AND ANSWERS ABOUT STOCKHOLDER COMMUNICATIONS AND PROPOSALS

QUESTIONS AND ANSWERS ABOUT STOCKHOLDER COMMUNICATIONS AND PROPOSALS

1. WHO IS RESPONSIBLE FOR STOCKHOLDER COMMUNICATIONS?
The Board of Directors is of the view that management is primarily responsible for all communications on behalf of ACSF with stockholders and the public at large. Thus, in addition to our executive officers, our Manager provides us with an investor relations team who communicates with stockholders.

2. HOW DO I COMMUNICATE WITH THE COMPANY’S BOARD OF DIRECTORS?
Stockholders who wish to communicate with our Board of Directors or with a particular director may send a letter to our Secretary at American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s).
Under this process, our Secretary reviews all such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by ACSF that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit and Compliance Committee and handled in accordance with procedures approved by the Board of Directors with respect to such matters.
A copy of such procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in our Code of Ethics, which is published in the Investor Relations section of our web site at www.ACSF.com.

3. HOW CAN A STOCKHOLDER NOMINATE A DIRECTOR OR SUBMIT A PROPOSAL FOR THE 2017 ANNUAL MEETING?

Stockholder proposals or nominees for election to the Board of Directors must be made in accordance with the procedures set forth in our Bylaws and described in the following question, and not the procedures set forth in the preceding paragraph.

4. HOW CAN A STOCKHOLDER SUBMIT A PROPOSAL FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS?

Proposals received from common stockholders in accordance with Rule 14a-8 under the Exchange Act are given careful consideration by our Compensation and Corporate Governance Committee and our Board of Directors. If a common stockholder intends to present a proposal at the 2017 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, in order for such stockholder proposal to be included in our proxy statement for that meeting, the stockholder proposal must be received by our Secretary at American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, on or before [ ].
If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. Nothing in the response to this question shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.
In order for a proposal by a common stockholder submitted outside of Rule 14a-8, including any nominations for election to the Board of Directors made by common stockholders, to be considered at the 2017 annual meeting of stockholders, such proposal must be made by written notice (setting forth the information required by our current Bylaws) and received by our Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to [ ], 2017.
Such proposals should be submitted by certified mail, return receipt requested.

5. HOW CAN I OBTAIN A COPY OF THE COMPANY’S 2015 ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS?
A copy of our 2015 Annual Report on Form 10-K containing audited financial statements was delivered or made available with this proxy statement. Additional copies of our 2015 Annual Report on Form 10-K (without exhibits, unless otherwise requested) are available in print, free of charge, to stockholders requesting a copy by writing to: American Capital Senior Floating, Ltd., Investor Relations, 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, or by calling (301) 968-9310. You may review our filings with the SEC by visiting the SEC’s home page on the internet at http://www.sec.gov or by visiting the Investor Relations section of our web site at www.ACSF.com.

24 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

OTHER MATTERS

OTHER MATTERS
The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any postponement or adjournment thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

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APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

AMENDED AND RESTATED MANAGEMENT AGREEMENT
This Amended and Restated Management Agreement (this “Agreement”), dated as of [____], 2016 (the “Execution Date”), is by and between American Capital Senior Floating, Ltd., a Maryland corporation (the “Company”), and American Capital ACSF Management, LLC, a Delaware limited liability company (the “Manager”).
W I T N E S S E T H:
WHEREAS, the Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
WHEREAS, the Manager is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Company and the Manager desire to amend and restate that certain Management Agreement, dated as of January 15, 2014, by and between the Company and the Manager, on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Manager hereby agree as follows:
1.Duties of Manager.

(a)Employment of Manager. The Company hereby employs the Manager to act as the investment adviser to the Company and its subsidiaries and to manage the day-to-day operations of the Company and its subsidiaries and the investment and reinvestment of the assets of the Company and its subsidiaries, subject at all times to the further terms and conditions herein set forth and to the supervision of, and such further limitations or parameters as may be imposed by, the Board of Directors of the Company (the “Board”), during the term hereof in accordance with:

(i)the investment objectives, policies and restrictions of the Company, which objectives, policies and restrictions are those set forth in the Company’s Registration Statement on Form N-2 (Registration No. 333-190357), initially filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2013, as supplemented, amended or superseded from time to time;

(ii)the Investment Company Act and the Advisers Act, subject to the terms of any exemptive order applicable to the Company; and

(iii)all other applicable federal and state laws, rules and regulations, and the Company’s charter and bylaws.

The Manager hereby accepts such employment and agrees during the term hereof to so render investment and advisory services to the Company and its subsidiaries as required herein, subject to the payment of compensation and other terms and conditions provided for herein.
(b)Certain Services. Without limiting the generality of Section 1(a), the Manager will be responsible for the day-to-day operations of the Company and its subsidiaries and will perform (or cause to be performed) such services and activities relating to the investments and operations of the Company and its subsidiaries as may be appropriate, which, subject to the oversight and any required approval of the Board, may include, without limitation, unless otherwise instructed by the Board:

i.	maintaining an investment committee of the Manager, the members of which shall consist of officers of American Capital, Ltd. (“American Capital”), the Manager or their affiliates, which

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APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

may, among other responsibilities, implement changes to the Company’s operating policies and guidelines;

ii.
serving as a consultant to the Company and its subsidiaries with respect to the periodic review of their investments, borrowings and operations and the policies and recommendations with respect thereto;

iii.	serving as a consultant to the Company and its subsidiaries with respect to selecting, purchasing, financing, monitoring and disposing of its investments;

iv.
serving as a consultant to the Company and its subsidiaries with respect to decisions regarding any financings, hedging activities or borrowings undertaken by the Company or its subsidiaries, including (1) assisting the Company in developing criteria for debt and equity financing that is specifically tailored to the Company’s investment objectives and (2) advising the Company and its subsidiaries with respect to obtaining appropriate financing for its investments;

v.
subject to Section 2(a), providing the Company with a management team, including a Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Investment Officer or similar positions, along with appropriate support personnel to provide the management services to be provided by the Manager to the Company hereunder, who shall devote such of their time to the management of the Company as necessary and appropriate, commensurate with the level of activity of the Company from time to time;

vi.	advising the Company with respect to any equity incentive plans that it may establish for its independent directors;

vii.	providing the Company and its subsidiaries with portfolio management;

viii.
engaging and supervising, on the Company’s behalf and at the Company’s expense, personnel of the Manager or its affiliates, or independent contractors, that provide investment banking, securities brokerage, insurance, diligence, legal, accounting, valuation, transfer agent, registrar and such other services as may be required relating to the Company’s and its subsidiaries’ operations or investments (or potential investments);

ix.	providing executive and administrative personnel, office space and office services required in rendering services to the Company and its subsidiaries;

x.
performing and supervising the performance of administrative functions necessary in the Company’s and its subsidiaries' management as may be agreed upon by the Manager and the Board, including, without limitation, the services in respect of any equity incentive plan the Company may establish for its independent directors, the collection of revenues and the payment of the Company’s or its subsidiaries’ debts and obligations and maintenance of appropriate information technology services to perform such administrative functions;

xi.
communicating on behalf of the Company with the holders of any of the Company’s equity or debt securities as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading exchanges or markets and to maintain effective relations with such holders, including website maintenance, logo design, analyst presentations, investor conferences and annual meeting arrangements;

xii.	counseling the Company in connection with policy decisions to be made by the Board;

xiii.
counseling the Company regarding the requirements to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (including the U.S. Treasury regulations promulgated thereunder, the “Code”), and monitoring compliance with the various RIC qualification tests and other rules set out in the Code;

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APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

xiv.	counseling the Company regarding the requirements to qualify as a BDC and monitoring compliance with the various BDC qualification tests and other rules set out in the Investment Company Act;

xv.	offering to make significant managerial assistance available to each of the Company’s eligible portfolio companies, as required by the 1940 Act;

xvi.	voting any proxies solicited by an issuer of securities held by the Company;

xvii.	furnishing reports and statistical and economic research to the Company regarding the activities and services performed for the Company or its subsidiaries by the Manager;

xviii.
monitoring the operating performance of the Company’s and its subsidiaries’ investments and providing periodic reports with respect thereto to the Board, including comparative information with respect to such operating performance and budgeted or projected operating results;

xix.
investing and re-investing any of the Company’s or its subsidiaries’ monies and securities (including in short-term investments, payment of fees, costs and expenses, or payments of dividends or distributions to the Company’s stockholders) and advising the Company as to its capital structure and capital-raising activities;

xx.
engaging on behalf of the Company or its subsidiaries, or recommending their retention of, qualified accountants and legal counsel of the Manager or its affiliates or independent contractors, as applicable, to (1) assist in developing appropriate procedures, internal controls, compliance procedures and testing systems with respect to the provisions of the Code applicable to RICs and (2) conduct quarterly compliance reviews with respect thereto;

xxi.
qualifying the Company and its subsidiaries to do business in all jurisdictions in which such qualification is required and ensuring the Company and its subsidiaries obtain and maintain all appropriate licenses;

xxii.
assisting the Company and its subsidiaries in complying with all regulatory requirements applicable to it in respect of its business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended;

xxiii.
taking all necessary actions to enable the Company and its subsidiaries to make required tax filings and reports, including soliciting stockholders for required information to the extent necessary under the Code applicable to RICs;

xxiv.
assisting in handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which the Company or its subsidiaries may be involved or to which it may be subject arising out of its day-to-day operations;

xxv.
arranging marketing materials, advertising, industry group activities (such as conference participations and industry organization memberships) and other promotional efforts designed to promote the Company’s business;

xxvi.	using commercially reasonable efforts to cause expenses incurred by or on behalf of the Company or its subsidiaries to be commercially reasonable or commercially customary;

xxvii.
performing such other services as may be required from time to time for the management and other activities relating to the Company’s and its subsidiaries’ assets, business and operations as the Board reasonably requests or the Manager deems appropriate under the particular circumstances; and

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APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

xxviii.	using commercially reasonable efforts to cause the Company and its subsidiaries to comply with all applicable laws.

The Manager shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company and its subsidiaries, including the execution and delivery of all documents relating to their investments and the placing of orders for other purchase or sale transactions on behalf of the Company and its subsidiaries. In the event that the Company or any of its subsidiaries determines to incur debt financing, the Manager shall arrange for such financing on its behalf, subject to the oversight and any required approval of the Board. If it is necessary for the Manager to make investments on behalf of the Company through a special purpose vehicle, the Manager shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.
(c)Sub-Advisors. Subject to the requirements of the Investment Company Act (including any approval by the vote of holders of a majority of outstanding voting securities of the Company required under Section 15(a) of the Investment Company Act), the Manager is hereby authorized (but not required) to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Advisor”) pursuant to which the Manager may obtain the services of the Sub-Advisor(s) to assist the Manager in providing the investment advisory services required to be provided by the Manager under this Agreement. Specifically, the Manager may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Manager, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company and its subsidiaries, subject in all cases to the oversight and any required approval of the Manager and the Board. Any sub-advisory agreement entered into by the Manager shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law. The Manager, and not the Company, shall be responsible for any compensation payable to any Sub-Advisor. Nothing in this subsection (c) will obligate the Manager to pay any expenses that are the expenses of the Company under Section 2.

(d)Independent Contractors. The Manager and any Sub-Advisor shall for all purposes herein each be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company and its subsidiaries in any way or otherwise be deemed an agent of the Company and its subsidiaries.

(e)Books and Records.

(i) Record Retention. The Manager shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and its subsidiaries and shall specifically maintain all books and records with respect to the portfolio transactions of the Company and its subsidiaries and shall render to the Board such periodic and special reports as the Board may reasonably request. The Manager agrees that all records that it maintains for the Company and its subsidiaries are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request; provided that the Manager may retain a copy of such records.
(ii) Compliance Notices. Throughout the term of this Agreement, the Manager shall submit to the Company: (a) any material changes to the Manager’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act that affect the services provided by Manager to the Company, (b) notification of regulatory examinations of the Manager and general descriptions of the results of such examinations, (c) the annual assessment of the Manager’s compliance program and (d) notification of any material compliance matter that affects the services provided by the Manager to the Company including, but not limited to, any material violation of the Compliance Policies or of the code of ethics of the Manager. Throughout the term of this Agreement, the Manager shall provide the Company with any certifications, information and access to personnel and resources that the Board of Directors of the Company may reasonably request to enable the Company to comply with Rule 38a-1 under the Investment Company Act.
2.Allocation of Costs and Expenses.

(a)Expenses Payable by Manager. The Manager shall be responsible for the allocable portion of the compensation expenses related to all personnel of the Manager and its affiliates (other than those in the legal, compliance and internal audit departments) who provide services to the Company and its subsidiaries pursuant to this Agreement or to the Manager pursuant to the Administrative Services Agreement, dated as of the date hereof, among the Manager, on the one hand, and American Capital and American Capital Leveraged Finance Management, LLC on the other hand (in such capacity, each

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APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

the “Administrator”) (including each of the officers of the Company and any directors of the Company who are also employees of the Manager, American Capital or any of their affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of workers’ compensation insurance with respect to such personnel. Through December 31, 2020, the Manager shall be responsible for the Company’s “other operating expenses” in excess of the limitation set forth in, and in accordance with, Section 2(d).

(b)Expenses Payable by the Company. Subject to Section 2(c), the Company shall pay all of its costs and expenses and shall reimburse the Manager or its affiliates for expenses of the Manager and its affiliates incurred on behalf of the Company or its subsidiaries, excepting only those expenses that are specifically the responsibility of the Manager pursuant to Section 2(a) of this Agreement. Without limiting the generality of the foregoing, it is specifically agreed that the following costs and expenses of the Company or any subsidiary shall be paid by the Company or such subsidiary and shall not be paid by the Manager or affiliates of the Manager:

(i)costs incurred in connection with formation and capital raising activities;
(ii)transaction costs incident to the acquisition, disposition, financing, hedging and ownership of the Company’s and its subsidiaries’ investments;
(iii)diligence costs incurred for prospective investments;
(iv)expenses incurred in contracting with third parties;
(v)external legal, auditing, accounting, consulting, investor relations, portfolio valuation, brokerage and administrative fees and expenses;
(vi)the allocable portion of the compensation expenses related to all personnel of the Manager and its affiliates in the legal, compliance and internal audit departments who provide services to the Company and its subsidiaries pursuant to this Agreement or to the Manager pursuant to the Administrative Services Agreement, in amounts not to exceed reasonable third-party costs of providing such services;
(vii)the compensation and expenses of the Company’s directors who are not employees of the Manager, American Capital or any of their affiliates and the cost of liability insurance to indemnify the Company’s directors and officers and the officers and employees of the Manager and its affiliates who provide services to the Company;
(viii)the costs associated with the Company’s or any of its subsidiaries’ establishment and maintenance of any indebtedness (including commitment fees, accounting fees, legal fees, closing costs, rating agency fees and similar expenses);
(ix)expenses related to the payment of dividends;
(x)costs incurred by the Board and personnel of the Manager or its affiliates for travel on the Company’s behalf;
(xi)expenses relating to communications to holders of the Company’s securities and in complying with the continuous reporting and other requirements of the SEC and other governmental bodies;
(xii)tax and license fees applicable to the Company and its subsidiaries, including external fees for tax and regulatory compliance;
(xiii)insurance costs incurred by the Company and its subsidiaries;
(xiv)transfer agent, custodial, trustee, third party loan administration and exchange listing fees;
(xv)the costs of printing and mailing proxies and reports to the Company’s stockholders;
(xvi)the costs of establishing and maintaining the Company’s website;
(xvii)all costs of organizing, modifying or dissolving the Company or any subsidiary and costs in preparation of entering into or exiting any business activity;

A-5 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

(xviii)the Company’s pro rata portion of costs associated with any computer software, hardware or information technology services that are used by the Company or its subsidiaries;
(xix)the Company’s pro rata portion of the costs and expenses incurred with respect to market information systems and publications, research publications and materials used by it;
(xx)settlement, clearing, trustee, prime brokerage and custodial fees and expenses relating to the Company and its subsidiaries;
(xxi)the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency (as such costs relate to us), all taxes and license fees and all insurance costs incurred on behalf of the Company and its subsidiaries;
(xxii)the costs of administering the Company’s equity incentive plans; and
(xxiii)the Company’s pro rata portion of rent (including disaster recovery facility costs and expenses), telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates required for the operations of the Company and its subsidiaries.
(c)Reimbursement of Expenses. Costs and expenses incurred by the Manager on behalf of the Company and its subsidiaries shall be reimbursed monthly or quarterly (at the Manager’s discretion) to the Manager. The Manager shall prepare a written statement in reasonable detail documenting the costs and expenses of the Company and its subsidiaries and those incurred by the Manager on behalf of the Company and its subsidiaries during each month, and shall deliver such written statement to the Company within thirty (30) days after the end of each month or quarter (at the Manager’s discretion). The Company shall pay all amounts payable to the Manager pursuant to Section 2(b) within five (5) business days after the receipt of the written statement without demand, deduction, offset or delay. Cost and expense reimbursement to the Manager shall be subject to adjustment at the end of each calendar year in connection with the annual audit of the Company. The provisions of this Section 2 shall survive the expiration or earlier termination of this Agreement to the extent such expenses have previously been incurred or are incurred in connection with such expiration or termination.

(d)Expense Limitation. Through December 31, 2020, the “other operating expenses” of the Company and its subsidiaries will be limited to an annual rate of 0.75% of the Company’s stockholder's equity, less net unrealized appreciation or depreciation, each as determined under U.S. generally accepted accounting principles (“GAAP”) at the end of the most recently completed fiscal quarter. For the purposes of the preceding sentence, “other operating expenses” include both (i) the operating expenses of the Company and its subsidiaries reimbursed to the Manager and its affiliates for operating expenses related to their operations incurred on their behalf, and (ii) the operating expenses of the Company and its subsidiaries directly incurred by them, excluding the Management Fee (defined below), interest costs, taxes and accrued costs and fees related to any actual, pending or threatened litigation or any claim or liability for indemnification hereunder, each as determined under GAAP for the most recently completed fiscal quarter.

(e)Portfolio Company’s Compensation. In certain circumstances the Manager, any Sub-Advisor, or any of their respective affiliates, may receive compensation from a portfolio company, in connection with the Company’s investment in such portfolio company. Any compensation received by the Manager, Sub-Advisor, or any of their respective affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the Investment Company Act, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its stockholders.

(f)Allocation of Expenses. Certain services provided to the Company or expenses incurred on its behalf as described in this Section 2, including personnel costs, will be subject to allocation among the Company, the Manager, the Manager’s affiliates and other entities. Such allocation by the Manager shall be based on reasonable assumptions, and the assumptions shall be available for review and inspection by the Board on an annual basis.

3.Compensation of Manager. The Company agrees to pay, and the Manager agrees to accept, as compensation for the services provided by the Manager hereunder, a management fee as hereinafter set forth (the “Management Fee”). To the extent permitted by applicable law, the Manager may elect, or the Company may adopt a deferred compensation plan pursuant to which the Manager may elect, to defer all or a portion of its fees hereunder for a specified period of time.

(a)Management Fee. The Management Fee shall be 0.8% per annum of the Company’s total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. Management Fees for any partial quarter shall be prorated based on the

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APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

number of days in such quarter. Notwithstanding anything herein to the contrary, to the extent that the Manager or an affiliate of the Manager provides investment advisory, collateral management or other similar services to a subsidiary of the Company for which the Manager or such affiliate receives a fee, the Management Fee shall be reduced by an amount equal to the product of (a) the total fees paid to the Manager by such subsidiary for such services and (b) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by the Company.

(b)Payment of Management Fee. The Manager shall prepare a written statement in reasonable detail documenting the calculation of the Management Fee and shall deliver such written statement to the Company within thirty (30) days after the end of each fiscal quarter. The Company shall pay all amounts payable to the Manager pursuant to Section 3(a) within five (5) business days after the receipt of the written statement without demand, deduction, offset or delay. The Company shall make any payments due hereunder to the Manager or to the Manager’s designee as the Manager may otherwise direct.

(c)Waiver or Deferral of Fee. The Manager shall have the right to elect to waive or defer all or a portion of the Management Fee that would otherwise be paid to it. Prior to the payment of any fee to the Manager, the Company shall obtain written instructions from the Manager with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Manager and not paid over to the Manager with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of a liquidity event, as the Manager may determine upon written notice to the Company.

4.Representations, Warranties and Covenants of Manager. The Manager represents and warrants that it is registered as an investment adviser under the Advisers Act. The Manager agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments, including the Investment Company Act and the Advisers Act. The Manager agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the Investment Company Act, as such code of ethics may be amended from time to time.

5.Excess Brokerage Commissions. The Manager is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.Proxy Voting. The Manager shall be responsible for voting any proxies solicited by an issuer of securities held by the Company in the best interest of the Company and in accordance with the Manager’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Company has been provided with a copy of the Manager’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Manager regarding proxy voting activities undertaken on behalf of the Company.

7.Activities of Manager. The services of the Manager to the Company and its subsidiaries are not exclusive, and the Manager and/or any of its affiliates may engage in any other business or render similar or different services to others, including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company and its subsidiaries hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Manager or any such affiliate to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Manager shall be the only investment adviser for the Company and its subsidiaries, subject to the Manager’s right to enter into sub-advisory agreements. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Manager and its affiliates, as members, directors, managers, partners, officers, employees or otherwise, and that the Manager and directors, officers, employees, partners, stockholders, members and managers of the Manager and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

A-7 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

8.Responsibility of Dual Directors, Officers and/or Employees. If any person who is a member, manager, partner, officer or employee of the Manager or the Administrator or an affiliate thereof is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then while he or she is performing services on behalf of the Company as a director, officer and/or employee of the Company, such member, manager, partner, officer and/or employee of the Manager or the Administrator or an affiliate shall be deemed to be acting in such capacity solely for the Company, and not as a member, manager, partner, officer or employee of the Manager or the Administrator or under the control or direction of the Manager or the Administrator, even if paid by the Manager or the Administrator.

9.Limitation of Liability of Manager; Indemnification. The Manager and its affiliates and its and its affiliates’ respective directors, officers, employees, members, managers, partners and stockholders (each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) shall not be liable to the Company or its subsidiaries or its and its subsidiaries’ respective directors, officers, employees, members, managers, partners or stockholders for any action taken or omitted to be taken by the Manager in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The Company shall indemnify, defend and protect the Indemnified Parties and hold them harmless from and against all claims or liabilities (including reasonable attorneys’ fees) and other expenses reasonably incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or in connection with the performance of any of the Manager’s duties or obligations under this Agreement, any sub-advisory agreement or otherwise as an investment adviser of the Company, in each case to the fullest extent such indemnification is then permitted under the Company’s charter, the Investment Company Act, the Advisers Act, the laws of the State of Maryland and any other applicable law.

10.Effectiveness, Duration and Termination.

(a)This Agreement shall become effective as of the date of the closing of the Company’s initial public offering. Once effective, this Agreement shall remain in effect for two years after the Execution Date, and thereafter shall continue automatically for successive annual periods; provided that such continuance is specifically approved at least annually by:
(i)the vote of the Board, or by the vote of holders of a majority of the outstanding voting securities of the Company; and

(ii)the vote of a majority of the Company’s directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any party hereto, in accordance with the requirements of the Investment Company Act.

(b)This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) the vote of holders of a majority of the outstanding voting securities of the Company, (ii) the vote of the Board or (iii) the Manager.

(c)This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act); provided that nothing herein shall cause this Agreement to terminate upon or otherwise restrict a transaction that does not result in a change of actual control or management of the Manager.

(d)The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Manager shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Manager shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 9 shall continue in force and effect and apply to the Manager and its representatives as and to the extent applicable.

11.Third Party Beneficiaries. Nothing in this Agreement, either express or implied, is intended to or shall confer upon any person other than the parties hereto and the Indemnified Parties any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

12.Amendments of this Agreement. This Agreement may not be amended or modified except by an instrument in writing signed by both parties hereto, and upon the consent of stockholders of the Company in conformity with the requirements of the Investment Company Act.

13.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties hereto unconditionally and irrevocably consent to the exclusive jurisdiction of the federal and state courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

14.No Waiver. The failure of either party hereto to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

15.Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

16.Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

17.Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

18.Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the parties hereto at their respective principal executive office addresses.

19.Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to such subject matter.

20.Certain Matters of Construction.

(a)The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

(b)Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

(c)The word “including” shall mean including without limitation.

A-9 AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement

APPENDIX 1: AMENDED AND RESTATED MANAGEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

American Capital Senior Floating, Ltd.

By:
Name:
Title:

American Capital ACSF Management, LLC

By:
Name:
Title:

AMERICAN CAPITAL SENIOR FLOATING, LTD. – Proxy Statement    A-10

American Capital Senior Floating

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 22, 2016.

Vote by Internet

- Go to **www.investorvote.com/acsf**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Malon Wilkus	☐	☐	☐
02 - Stan Lundine	☐	☐	☐
03 - Phyllis R. Caldwell	☐	☐	☐
04 - Gil Crawford	☐	☐	☐
05 - Larry K. Harvey	☐	☐	☐

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The proxies are authorized to vote in their discretion on any other matter that may properly come before said meeting or any postponement or adjournment thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted — PLEASE SIGN HERE AND RETURN PROMPTLY.

Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 2 6 7 4 8 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02AB7B

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

American
Capital
Senior Floating

Proxy — American Capital Senior Floating, Ltd.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL SENIOR FLOATING, LTD. TO BE HELD ON APRIL 22, 2016.

The undersigned hereby appoints Samuel A. Flax and John R. Erickson and each of them, as proxies, with full power of substitution, to vote all shares of common stock of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders to be held at the company's offices at 2 Bethesda Metro Center, 12th Floor, Bethesda, Maryland 20814, on Friday, April 22, 2016, at 9:00 a.m. Eastern Time, and any postponement or adjournment thereof.

This proxy is revocable and your shares of common stock will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted FOR the election of all nominees for Director and FOR the other proposals listed on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE